EXHIBIT 10(b)-8

TCF FINANCIAL 1995 INCENTIVE STOCK PROGRAM

NONQUALIFIED STOCK OPTION AGREEMENT

NQO NO.  95-17

                This option is granted on May 11, 1999 by TCF Financial Corporation (“TCF Financial”) to Craig R. Dahl (the “Optionee”) in accordance with the following terms and conditions:

                                                1.             Option Grant and Exercise Period.

                                a.             TCF Financial hereby grants to the Optionee an Option (the “Option”) to purchase, pursuant to the TCF Financial 1995 Stock Incentive Program (the “Plan”), and upon the terms and conditions therein and hereinafter set forth, an aggregate of 26,224 shares (the “Option Shares”) of common stock of TCF Financial at an exercise price of $29.03125 per share.  A copy of the Plan, as currently in effect, is incorporated herein by reference and is attached hereto.

                                b.             This Option shall be exercisable only during the period (the “Exercise Period”) commencing on the date of grant of this Option, and ending at 5:00 p.m., Minneapolis, Minnesota time, on the date ten years and one day after the date of grant of this Option, such time and date being hereinafter referred to as the “Expiration Date.”  This Option shall be exercisable with respect to twenty five percent of the Option Shares on January 1, 2000 and with respect to additional twenty-five percent of the Option Shares on January 1, in each of the years 2001, 2002 and 2003, subject to the Optionee’s continuing employment with TCF Financial or an affiliate through each such date, except as may be provided under paragraphs 5 and 9 of this Agreement, provided that the total vesting percentage under this Agreement shall never in any event exceed 100%.  Subject to the foregoing, during the Exercise Period this Option shall be exercisable in whole at any time or in part from time to time, except that no part of this Option shall be exercisable at any time when the Optionee is in material breach of an employment contract with TCF Financial.

                2.             Method of Exercise of this Option.  To the extent it is exercisable under Section 1.b of this Agreement, this Option may be exercised during the Exercise Period by giving written notice to TCF Financial specifying the number of Option Shares to be purchased.  The notice must be in the form prescribed by the committee referred to in section 2 of the Plan or its successor (the “Committee”) and directed to the address set forth in paragraph 12 below.  The date of exercise is the date on which such notice is received by TCF Financial.  Such notice must be accompanied by payment in full for the Option Shares to be purchased upon such exercise.  Payment shall be made either (i) in cash, which may be in the form of a check, bank draft, or money order payable to TCF Financial, or (ii) if the Committee shall have previously approved such form of payment, by delivering shares of Common Stock already owned by the Optionee having a “Fair Market Value” (as defined in the Plan as in effect on the date of the grant of this

Option) equal to the applicable exercise price, or (iii) if the Committee shall have previously approved such form of payment, a combination of cash and such shares.  Promptly after such payment, subject to paragraph 3 below, TCF Financial shall issue and deliver to the Optionee or other person exercising this Option a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Optionee (or such other person), or, upon request, in the name of the Optionee (or other person) and in the name of another jointly with right of survivorship.

                3.             Delivery and Registration of Shares of Common Stock.  TCF Financial’s obligation to deliver shares of Common Stock hereunder shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Optionee or any other person to whom such shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other Federal, state, or local securities law or regulation.  In requesting any such representation, it may be provided that such representation requirement shall become inoperative upon a registration of such shares or other action eliminating  the necessity of such representation under such Securities Act or other securities law or regulation.  TCF Financial shall not be required to deliver any shares upon exercise of the Option prior to (i) the admission of such shares to listing on any stock exchange or system on which the shares of Common Stock may then be listed, and (ii) the completion of such registration or other qualification of such shares under any state or Federal law, rule, or regulation, as the Committee shall determine to be necessary or advisable.

                4.             Non-transferability of this Option.  This Option may not be assigned, encumbered, or transferred except, in the event of the death of the Optionee, by will or the laws of descent and distribution to the extent provided in paragraph 5 below.  This Option is exercisable during the Optionee’s lifetime only by the Optionee.  The provisions of the Option shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto, the successors and assigns of TCF Financial, and any person to whom this Option is transferred by will or by the laws of descent and distribution.

                5.             Termination of Service or Death of the Optionee.

                                a.             Except as provided in subparagraphs b. or c. of this paragraph 5 and notwithstanding any other provision of this Option to the contrary, this Option shall not be exercisable unless the Optionee, at the time the Optionee exercises this Option, has maintained “Continuous Service” (as defined herein) since the date of the grant of this Option.  “Continuous Service” shall mean that the Optionee is an employee of TCF Financial or a subsidiary of TCF Financial at all times during the period beginning on the date of the granting of this Option and ending on a date no earlier than three months before the date of exercise of this Option, provided that such employment status is determined consistently with the requirements that would apply if this Option were an incentive stock option.

                                b.             If the Optionee shall cease to maintain Continuous Service for any reason (excluding disability, retirement or death), the Optionee may, but only within the period of three months immediately following such cessation of Continuous Service and in no event after the Expiration Date, exercise this Option to the extent the Optionee was entitled to exercise this Option at the date of cessation.  If the Optionee is terminated for cause, however, all rights under this Option shall expire immediately upon the giving to the Optionee of notice of such termination.

                                c.             In the event of termination of employment due to retirement, disability or  death of the Optionee while in Continuous Service of TCF Financial, the Optionee (or in the case of death, the person to whom the Option has been transferred by will or by the laws of descent and distribution, to the extent the Optionee was entitled to exercise this Option immediately prior to such death) may exercise this Option at any time within one year following such retirement, disability or death, but in no event later than the Expiration Date.  If the Optionee should die within three months after termination of employment for any reason other than retirement or disability, the right of the Optionee’s successor-in-interest to exercise this Option shall terminate upon the earlier of the Expiration Date or the date three months after the Optionee’s death.  If the Optionee should die within twelve months after termination of employment due to retirement or disability, the right of the Optionee’s successor-in-interest to exercise this Option shall terminate upon the later of twelve months after the date of employment termination or three months after the Optionee’s death, but not later than the Expiration Date.  Following the death of the Optionee, the Committee may, as an alternative means of settlement of this Option, elect to pay to the person to whom this Option is transferred by will or by the laws of descent and distribution the amount by which the Fair Market Value (as defined in the Plan) of a share of Common Stock on the date of exercise of this Option shall exceed the Exercise Price per Option Share, multiplied by the number of Option Shares with respect to which this Option is properly exercised.  Any such settlement of this Option shall be considered an exercise of this Option for all purposes of this Option and of the Plan.

                6.             No Notice of Sale.  The Optionee or any person to whom the Option or the Option Shares shall have been transferred by will or by the laws of descent and distribution shall not be required to give notice to TCF Financial in the event of the sale or other disposition of Option Shares subsequent to exercise of the Option, except to the extent the Optionee is required to report transactions in TCF Financial common stock in general.

                7.             Adjustments for Changes in Capitalization of TCF Financial.  In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any change in the corporate structure of TCF Financial or in the shares of Common Stock, the number and class of shares covered by this Option and the Exercise Price shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

                8.             Effect of Merger.  In the case of any merger, consolidation, or combination of TCF Financial with or into another corporation or other business organization (other than a merger, consolidation, or combination in which TCF Financial is the continuing entity and which does not result in the outstanding shares of Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee may authorize the issuance or assumption of Benefits (as defined in the Plan) as it may deem appropriate.

                9.             Effect of Change in Control.  Each of the events specified in the following clauses (a) through (d) of this paragraph 8 shall be deemed a “change of control”; (a) any “person”, as defined in sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) is or becomes the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities.  For purposes of this clause (a), the term “beneficial owner” does not include any employee benefit plan maintained by the Company that invests in the Company’s voting securities; or (b) during any period of two (2) consecutive years (not including any period prior to the date on which the Program was approved by the Company’s Board of Directors) there shall cease to be a majority of the Board comprised as follows: individuals who at the beginning of such period constitute the Board of new directors whose nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; or (c) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 70% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets; provided, however, that no change in control will be deemed to have occurred if such merger, consolidation, sale or disposition or assets, or liquidation is not subsequently consummated; or (d) the Board of Directors of Winthrop Resources Corporation (hereinafter referred to as Winthrop”) or the Board of Directors of any other equipment finance leasing company (hereinafter referred to as “New Leasing Co.”) headed by Executive which is an affiliate of Winthrop or a subsidiary of TCF Financial shall approve, and there shall be consummated, a dissolution or liquidation, or a merger, consolidation or other corporate reorganization of Winthrop or New Leasing Co., or of the Value Added line of business or either, such that Winthrop, New Leasing Co., or the Value Added line of business or either of them is no longer owned or controlled by TCF Financial.  Notwithstanding the foregoing, a sale, spin-off or other reorganization of the small ticket business of Winthrop or New Leasing Co., or other insignificant leasing-related transaction, shall not be deemed a change in control under this Agreement.  Subject to the six month holding requirement, if any, of Rule 16b-3 of the Securities and Exchange Commission but notwithstanding any other provision in this Program or the previous Stock Option and Incentive Plan of TCF Financial, all terms and conditions of this Restricted Stock Award shall be deemed satisfied and all the Shares shall vest as of the date of a change in control.

                10.           Stockholder Rights not Granted by this Option.  The Optionee is not entitled by virtue hereof to any rights of a stockholder of TCF Financial or to notice of meetings of stockholders or to notice of any other proceedings of TCF Financial.

                11.           Withholding Tax.  Where the Optionee or another person is entitled to receive Option Shares pursuant to the exercise of this Option, TCF Financial shall have the right to require the Optionee or such other person to pay to TCF Financial the amount of any taxes which TCF Financial or any of it affiliates is required to withhold with respect to such Option Shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld or in lieu of any of the foregoing, to withhold or direct the withholding of a sufficient sum from the Optionee’s compensation to satisfy such tax withholding requirements.  TCF Financial’s method of satisfying its withholding obligations shall be solely in the discretion of TCF Financial, subject to applicable federal, state, and local law.

                12.           Notices.  All notices hereunder to TCF Financial shall be delivered or mailed to it addressed to TCF Financial Corporation, 801 Marquette Avenue, Suite 302, Minneapolis, Minnesota 55402.  Any notices hereunder to the Optionee shall be delivered personally or mailed to the Optionee’s address noted below.  Such addresses for the service of notices may be changed at any time provided written notice of the change is furnished in advance to TCF Financial or to the Optionee, as the case may be.

                13.           Plan and Plan Interpretations as Controlling.  This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling.  All determinations and interpretations of the Committee shall be binding and conclusive upon the Optionee or his legal representatives with regard to any question arising hereunder or under the Plan.

                14.           Optionee Service.  Nothing in this Option shall limit the right of TCF Financial or any of its affiliates to terminate the Optionee’s service as a director, officer, or employee, or otherwise impose upon TCF Financial or any of its affiliates any obligation to employ or accept the services of the Optionee.

                15.           Optionee Acceptance.  The Optionee shall signify his or her acceptance of the terms and conditions of this Option by signing in the space provided below and returning a signed copy hereof to TCF Financial at the address set forth in paragraph 12 above.

                IN WITNESS WHEREOF, the parties hereto have caused this Option to be executed as of the date first above written.

TCF FINANCIAL CORPORATION

By	/s/ Gregory J. Pulls
Secretary

ACCEPTED

/s/ Craig R. Dahl

(Street address)

(City, State and Zip Code)